CERTIFICATION PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In connection with the Form 8-K/A Report of GloTech Industries, Inc., a Nevada corporation (the "Company"), for the date ending June 13, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, Heinz Fraunhoffer, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sec. 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




                                       /s/  Heinz  Fraunhoffer
                                       -------------------------
                                       Heinz  Fraunhoffer
                                       Chief  Executive  Officer
                                       Chief  Financial  Officer
                                       June  13,  2003